UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 27, 2006 (February 24, 2006)

Date of Report (Date of earliest event reported)

Investment Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

380 Madison Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 24, 2006, the Board of Directors of Investment Technology Group, Inc. (“ITG”) established a monthly retainer of $2,500 for each member of the Board’s Search Committee, and a monthly retainer of $5,000 for the chairperson of the Search Committee. The Search Committee is responsible for conducting the search for a potential successor to Raymond L. Killian, Jr. as Chief Executive Officer of ITG and to recommend CEO candidates to the full Board of Directors for its consideration and final approval. The Search Committee currently consists of Maureen O’Hara (Chairperson), William I Jacobs and Brian Steck.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Dated: February 27, 2006	By:	/s/ Howard C.Naphtali
Howard C. Naphtali
Chief Financial Officer and
Duly Authorized Signatory of Registrant